Exhibit 10.3

FIRST PRIORITY FINANCIAL CORP.

STOCK COMPENSATION PROGRAM

(AS AMENDED AND RESTATED EFFECTIVE March 18, 2010)

1.  Purpose.  The First Priority Financial Corp. Stock Compensation Program (the “Program”) is intended to secure, for First Priority Financial Corp. (the “Company”) and any parent or subsidiary, the benefits arising from ownership of the Company’s common stock, $1.00 par value per share (the “Common Stock”), by those selected employees and non-employee directors who will be responsible for its future growth.  The Program is designed to help attract and retain superior personnel for positions of substantial responsibility and to provide eligible employees and non-employee directors with an additional incentive to contribute to the success of the Company.

2.  Elements of the Program.  In order to maintain flexibility in the award of equity benefits, the Program is comprised of three parts.  Part I is the Incentive Stock Option Plan (the “Incentive Plan”).  Part II is the Compensatory Stock Option Plan (the “Compensatory Plan”).  Part III is the Restricted Share Plan (the “Restricted Plan”).  Copies of the Incentive Plan, the Compensatory Plan, and the Restricted Plan are attached hereto as Part I, Part II, and Part III, respectively, and are collectively referred to herein as the “Plans.”  Awards under the Program may be made to non-employee directors and key employees who are important to the success of the Company.

3.  Applicability of General Provisions.  Unless a provision in a Plan specifically indicates to the contrary, each Plan shall be subject to the general provisions of the Program set forth below (the General Provisions”).

4.  Administration of the Plans.  The Plans shall be administered, construed, governed, and amended in accordance with their respective terms.

GENERAL PROVISIONS OF THE STOCK COMPENSATION PROGRAM

Article 1.  Administration.  The Program shall be administered by the Compensation Committee of the Board of Directors of the Company.  The committee, when acting to administer the Program, is referred to as the “Program Administrators.”  Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.  The Board of Directors, with the Program Administrators not voting, shall administer the Program with respect to the options granted to the Program Administrators in accordance with the provisions of the Compensatory Plan.  No Program Administrator or member of the Board of Directors of the Company or any parent or subsidiary, shall be liable for any action or determination made in good faith with respect to the Program or to any option or performance share granted thereunder.

Article 1.

Article 2.  Authority of Program Administrators.  Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority in their absolute discretion:  (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend, and rescind rules and regulations relating to the Program; (d) to determine the employees to whom options and restricted shares shall be granted under the Program; (e) to determine the time or times at which options and restricted shares shall be granted under the Program; (f) to determine the number of shares subject to any option under the Program and the number of shares to be awarded as restricted shares under the Program as well as the option price, the duration of each option and restricted share, and any other terms and conditions of options and restricted shares; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program.  All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs, and beneficiaries.

Article 3.  Maximum Number of Shares Available Under the Program. The maximum aggregate number of shares of Common stock that may be issued under the Program is 825,000 shares, subject to adjustment as provided in Article 6 hereof.  Subject to the limitations of Article 7 hereof, if any of the shares awarded under the Program (a) are redeemed as part of a net exercise settlement or as part of the payment of any option exercise or (b) expire or terminate for any reason before they have been exercised or vested in full, such shares shall again be available for award under the Program.

Article 4.  Eligibility and Participation.  All employees and non-employee directors of the Company, or of any parent or any subsidiary, shall be eligible for selection by the Program Administrators to participate in the Program provided, however, that a director who is not an employee of the Company shall only be eligible to be awarded options under the Compensatory Plan or restricted shares under the Restricted Plan.

Article 5.  Effective Date and Term of Program.  The Program shall become effective (the “Effective Date”) upon its adoption by the Board of Directors of the Company and subsequent approval of the Program by unanimous consent of the Company’s shareholders or by a majority of the total votes eligible to be cast at a meeting of shareholders, which vote shall be taken within 12 months of adoption of the Program by the Company’s Board of Directors; provided, however, that options, and restricted shares may be granted under this Program prior to obtaining shareholder approval of the Program, but any such options or restricted shares shall be contingent upon such shareholder approval being obtained and may not be exercised prior to such approval.  The Program shall continue in effect for a term of 10 years from the Effective Date unless sooner terminated under Article 7 of these General Provisions.

Article 6.  Adjustments.  If the shares of Common Stock of the Company as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and restricted shares may be granted under this Program.  A corresponding adjustment changing the number or kind of shares allocated to unexercised options, restricted shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made.  Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.  In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

Article 7.  Termination and Amendment of Program.  The Program shall terminate no later than 10 years from the Effective Date.  No options or restricted shares shall be granted or awarded under the Program after that date.  The Company’s Board of Directors can terminate the Program at any time.  Subject to the limitation contained in Article 8 of the General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option and restricted shares agreements to be used hereunder; provided that no amendment or revision shall, without approval of the Company’s shareholders, (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to options or restricted shares granted under this Program, except as permitted under Article 6 of the General Provisions; (b) change the minimum purchase price for shares under Sections 4 of the Incentive Plan or the Compensatory Plan; (c) increase the maximum term established under the Plans for any option or restricted share; or (d) permit the granting of an option or restricted share to anyone other than as provided in Article 4 of the General Provisions.

Article 8.  Prior Rights and Obligations.  No amendment, suspension, or termination of the Program shall, without the consent of the employee or non-employee director who has received an option or restricted share, alter or impair any of that person’s rights or obligations under any option or restricted share granted or awarded under the Program prior to such amendment, suspension, or termination.

Article 9.  Privileges of Stock Ownership.  Except as provided in the Restricted Plan and notwithstanding the exercise of any options granted pursuant to the terms of this Program, no employee or non-employee director shall have any of the rights or privileges of a shareholder of the Company with respect to any shares of stock awarded under the Program until certificates representing the shares have been issued and delivered.  No shares shall be required to be issued and delivered unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.  No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

Article 10.  Reservation of Shares of Common Stock.  The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.  In addition, the Company shall from time to time, as is necessary to accomplish the purposes of this Program, seek to obtain from any regulatory agency having jurisdiction, any requisite authority in order to issue shares of Common Stock hereunder.  The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance of the stock as to which the requisite authority shall not have been obtained.

Article 11.  Tax Withholding.  The exercise of any option or vesting of any restricted share granted under the Program is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of such option or vesting of such restricted share shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

Article 12.  Employment and Service.  Nothing in the Program or in any option or restricted share, shall confer upon any employee or non-employee director any right to continued employment or service with the Company, or with any parent or subsidiary corporation, or limit in any way the right of the Company or any parent or subsidiary corporation at any time to terminate or alter the terms of that employment or service.

Article 13.  Change in Control.  For purposes of the Program, the term “Change in Control” shall mean the first to occur of any of the following events:

(a)  any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), except for any of the Company’s employee benefit plans, or any entity holding the Company’s voting securities for, or pursuant to, the terms of any such plan (or any trust forming a part thereof) (the “Benefit Plan(s)”), is or becomes the beneficial owner, directly or indirectly, of the Company’s securities representing 19.9% or more of the combined voting power of the Company’s then outstanding securities other than pursuant to a transaction excepted in clauses (c) or (d);

(b)  there occurs a contested proxy solicitation of the Company’s shareholders that results in the contesting party obtaining the ability to vote securities representing 19.9% or more of the combined voting power of the Company’s then outstanding securities;

(c)  a binding written agreement is executed (and, if legally required, approved by the Company’s shareholders) providing for a sale, exchange, transfer or other disposition of all or substantially all of the assets of the Company to another entity,  except to an entity controlled directly or indirectly by the Company;

(d)  the shareholders of the Company approve a merger, consolidation, or other reorganization of the Company, unless:

(i)  under the terms of the agreement approved by the Company’s shareholders providing for such merger, consolidation or reorganization, the shareholders of the Company immediately before such merger, consolidation or reorganization, will own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 51% of the combined voting power of the outstanding voting securities of the Company resulting from such merger, consolidation or reorganization (the “Surviving Company”) in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization;

(ii)  under the terms of the agreement approved by the Company’s shareholders providing for such merger, consolidation or reorganization, the individuals who were members of the Board immediately prior to the execution of such agreement will constitute at least 51% of the members of the board of directors of the Surviving Company after such merger, consolidation or reorganization; and

(iii)  based on the terms of the agreement approved by the Company’s shareholders providing for such merger, consolidation or reorganization, no Person (other than (A) the Company or any subsidiary of the Company, (B) any Benefit Plan, (C) the Surviving Company or any subsidiary of the Surviving Company, or (D) any Person who, immediately prior to such merger, consolidation or reorganization had beneficial ownership of 19.9% or more of the then outstanding voting securities) will have beneficial ownership of 19.9% or more of the combined voting power of the Surviving Company’s then outstanding voting securities;

(e)  a plan of liquidation or dissolution of the Company, other than pursuant to bankruptcy or insolvency laws, is adopted; or

(f)  during any period of two consecutive years, individuals, who at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least two‑thirds of the directors then still in office who were directors at the beginning of the period.

Notwithstanding Clause (a), a Change in Control shall not be deemed to have occurred if a Person becomes the beneficial owner, directly or indirectly, of the Company’s securities representing 19.9% or more of the combined voting power of the Company’s then outstanding securities solely as a result of an acquisition by the Company of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 19.9% or more of the combined voting power of the Company’s then outstanding securities; provided, however, that if a Person becomes a beneficial owner of 19.9% or more of the combined voting power of the Company’s then outstanding securities by reason of share purchases by the Company and shall, after such share purchases by the Company, become the beneficial owner, directly or indirectly, of any additional voting securities of the Company (other than as a result of a stock split, stock dividend or similar transaction), then a Change in Control of the Company shall be deemed to have occurred with respect to such Person under Clause (a).  In no event shall a Change in Control of the Company be deemed to occur under Clause (a) with respect to Benefit Plans.  In the event that a transaction contemplated by this Section is not consummated, but rather is terminated, cancelled, or expires, any awards granted under the Program shall thereafter be treated as if such transaction had never been entered into.

Article 14.  Regulatory Directive.  This Program and any and all Options issued under any of the Plans are subject to the following express condition:  in the event that the primary federal regulator (as such term is defined under federal banking law), and/or the state regulator of the Company shall determine at any time in the future that the Company does not then have the minimum capital required by applicable federal or state law at such time, then the primary federal regulator of the Company shall have the power to direct the Company to notify the Optionees that such Optionees are required to exercise their Options (or such number of their Options as the primary federal regulator shall direct) within such number of days as the regulator directs, and if any Optionees do not so exercise such Options, those Options shall be forfeited by such Optionees, and shall immediately terminate and become null and void without regard to any other provision of this Program.  The directive of the primary federal regulator in such event shall control all aspects of this Program, the Plans, and any Options issued thereunder, notwithstanding any other provision of this Program.

PART I

FIRST PRIORITY FINANCIAL CORP.
INCENTIVE STOCK OPTION PLAN

Section 1.  Purpose.  The purpose of the First Priority Financial Corp. Incentive Stock Option Plan (“Incentive Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of the Common Stock to certain employees of the Company.  The Incentive Plan is designed to help attract and retain superior personnel for positions of responsibility with the Company and any parent or subsidiary, and to provide employees with an additional incentive to contribute the success of the Company.  The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  An employee who has been granted an option under this Incentive Plan is referred to herein as an “Optionee.”  This Incentive Plan is Part I of the Program.  Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions.

Section 2.  Option Terms and Conditions.  The terms and conditions of each grant of options under the Incentive Plan shall be embodied by an agreement in a form approved by the Program Administrators, which agreement shall contain terms and conditions not inconsistent with this Incentive Plan and the Program and which shall incorporate the Incentive Plan and the Program by reference.  Each agreement shall (a) state the date of grant of such options; (b) state the Purchase Price for the options (as set forth in Section 4 below); (c) state that the option shall be fully exercisable (i.e., because 100% vested) only after the earlier of the date that (i) the Optionee has completed four years of continuous employment with the Company following the date of grant of the option or (ii) a Change in Control occurs after the Optionee has completed three years of continuous employment with the Company following the date of grant of the option; (d) be signed by the Optionee and a person designated by the Program Administrators to sign on behalf of the Company; and (e) be delivered to the Optionee.

Section 3.  Duration of Options.  Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators (the “Expiration Date”), but in no event shall any option granted under the Incentive Plan expire later than 10 years from the date on which such option is granted; provided, however, that any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any parent or subsidiary, must exercise any options within five years from the date of grant.  In addition, each option shall be subject to early termination as provided herein.

Section 4.  Purchase Price.  The purchase price (the “Purchase Price”) for shares acquired pursuant to the exercise, in whole or in part, of any option shall be equal to the fair market value of the shares at the time of the grant of the option; provided, however, that ~~(a)~~ for any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any parent or subsidiary, the Purchase Price shall be equal to 110% of fair market value, subject to adjustment as provided in Section 6 of the General Provisions.  Fair market value shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse; and provided further, that if at the time the determination of fair market value is made, those shares are subject to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall be the closing sales price reported for the Common Stock on that exchange on the day on which the option is granted, or if no sale has taken place on such day, the mean of the closing bid prices quoted by the then primary market makers of the Company’s Common Stock.  For purposes of this Section 4, the term “national securities exchange” shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.  Notwithstanding the foregoing, if in the judgment of the Program Administrators, there are unusual circumstances or occurrences under which the otherwise determined fair market value of the Common Stock does not represent the actual fair value thereof or if shares of Common Stock are so thinly traded so as the fair market value thus determined is not representative of fair market value, then the fair market value of such Common Stock shall be determined by the Program Administrators on the basis of such prices, market quotations, and other pricing mechanisms that they deem appropriate and fairly reflective of the then fair market value of such Common Stock or, at the discretion of the Program Administrators, by an independent appraiser or appraisers selected by the Program Administrators in either case giving due consideration to recent transactions involving shares of Common Stock, if any.  Notwithstanding anything in this Section 4 to the contrary, if the Common Stock is not readily tradable on an established securities market, then fair market value shall be determined in good faith by the Program Administrators by the reasonable application of a reasonable valuation method consistent with Code Section 409A and the regulations promulgated thereunder.

Section 5.  Maximum Amount of Options in Any Calendar Year.  The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are first exercisable by any Optionee during any calendar year under the terms of this Plan and all such plans of the Company and any parent or subsidiary corporation shall not exceed $100,000.  Any option in excess of the foregoing limitations shall be deemed to have been granted pursuant to the Compensatory Plan, and shall be clearly and specifically designated as not being an incentive stock option.

Section 6.  Exercise of Options.  Each option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative as determined by the Program Administrators.  No option may be exercised for a fraction of a share of Common Stock.  The purchase price of any shares purchased shall be paid in full, in cash or by certified or cashier’s check payable to the order of the Company or by delivery of shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option; provided that the form(s) of payment allowed the employee shall be established when the option is granted.  If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan.  Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied.

Section 7.  Written Notice Required.  Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

Section 8.  Additional Exercise Provisions.

(a)  An Optionee granted and holding more than one option granted pursuant to the terms of the Incentive Plan at any relevant time may, in accordance with the provisions of this Incentive Plan, elect to exercise such options in any order as such Optionee wishes.

(b)  At the request of an Optionee and to the extent permitted by applicable law, the Company may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the employee, shall pay to the Company the exercise price of the options being exercised, and the Company, pursuant to an irrevocable notice from the Optionee, shall promptly deliver the shares being purchased to such brokerage firm.  In the event any such arrangement is implemented, the Optionee shall acknowledge, in writing, his or her understanding that the immediate sale of the option stock will disqualify the related option as an incentive stock option.

Section 9.  Compliance With Securities Laws.  Shares of Common Stock shall not be issued with respect to any option granted under the Incentive Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 9.

Section 10.  Option Rights Upon Termination of Employment for Cause.  If an Optionee’s employment with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), is terminated by the Company for Cause, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or fifteen (15) days from such termination of employment.

For purposes of this Section 10, “Cause” shall mean any of the following events:

(a)  the Optionee is convicted of or enters a plea of guilty or nolo contendere to a felony, a crime of falsehood, or a crime involving fraud or moral turpitude, or the actual incarceration of the Optionee for a period of forty-five (45) consecutive days;

(b)  the Optionee willfully fails to follow the lawful instructions of the Chief Executive Officer of the Company or the Board of Directors after his receipt of written notice of such instructions, other than a failure resulting from the Optionee’s incapacity because of physical or mental illness;

(c)  the Optionee repeatedly fails in any material respect to perform the reasonable duties required of the Executive after his receipt of written notice of such failure from the Chief Executive Officer of the Company or the Board of Directors;

(d)  the Optionee willfully violates any code of conduct of the Company, as the same may be in effect from time to time, or any material bank regulatory statute or regulation, or any cease and desist order applicable to the Company;

(e)  the Federal Deposit Insurance Corporation, the Pennsylvania Department of Banking, or any government regulatory agency having jurisdiction over the Company recommends or orders that the Optionee’s employment be terminated or that he be relieved of his duties hereunder;

(f)  the Optionee engages in any activity that results in a breach of fiduciary duty involving receipt of personal profit by him at the expense of the Company; or

(g)  the Optionee commits a significant act of personal dishonesty or willful misconduct, or performs his duties in an incompetent manner.

Section 11.  Option Rights Upon Termination of Employment for Retirement.  If an Optionee’s employment with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), terminates on or after the date that the Optionee reaches the age of 62 (“Retirement”) for any reason other than by the Company for Cause, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or three months from such termination of employment.

Section 12.  Option Rights Upon Termination of Employment due to a Reduction in Force. If an Optionee’s employment with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), is terminated by the Company due to a reduction in force (as determined by the Program Administrators in their sole discretion), such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or three months from such termination of employment.

Section 13.  Option Rights Upon Termination of Employment due to Disability.  If an Optionee’s employment with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), terminates due to becoming permanently and totally disabled within the meaning of Code Section 22(e)(3), such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or twelve (12) months from such termination of employment.

Section 14.  Option Rights Upon Termination of Employment due to Death.  If an Optionee’s employment with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), terminates due to death, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or twelve (12) months from such termination of employment due to death.  During this period of exercise, an option may be exercised, to the extent that such option remains unexercised on the date of death, only by the person or persons to whom the Optionee’s rights under the option shall pass by will or by the laws of descent and distribution.

Section 15.  Option Rights Upon Termination of Employment at Election of Optionee.  If an Optionee’s employment with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), is terminated at the election of the Optionee other than for Retirement, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or thirty (30) days from such termination of employment.

Section 16.  Option Rights Upon Other Termination of Employment. If an Optionee’s employment with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), is terminated for any other reason other than as set forth in Sections 10 through 15 of this Incentive Plan, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or three (3) months from such termination of employment.

Section 17.  Options Not Transferable.  Options granted pursuant to the terms of this Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

Section 18.  Adjustments to Number and Purchase Price of Optioned Shares.  All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions.

PART II

FIRST PRIORITY FINANCIAL CORP.
COMPENSATORY STOCK OPTION PLAN

Section 1.  Purpose.  The purpose of the First Priority Financial Corp. Compensatory Stock Option Plan (“Compensatory Plan”) is to permit the Company to grant options to purchase shares of its Common Stock to selected employees and non-employee directors of the Company.  The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary, and to provide employees and non-employee directors with an additional incentive to contribute to the success of the Company.  Any option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Code Section 422(b).  An employee or non-employee director who has been granted an option under this Compensatory Plan is referred to herein as an “Optionee.”  Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to the General Provisions.

Section 2.  Option Terms and Conditions.  The terms and conditions of each grant of options under the Compensatory Plan shall be embodied by an agreement in a form approved by the Program Administrators, which agreement shall contain terms and conditions not inconsistent with the Compensatory Plan and the Program and which shall incorporate the Compensatory Plan and the Program by reference.  Each agreement shall (a) state the date as of such grant of options; (b) state the Purchase Price for the options (as set forth in Section 4 below); (c) state that the options shall be fully exercisable (i.e., become 100% vested) only after the earlier of the date that (i) the Optionee has completed four years of continuous employment or service with the Company following the date of grant of the options or (ii) a Change in Control occurs after the Optionee has completed three years of continuous employment with the Company following the date of grant of the option; (d) be signed by the Optionee and a person designated by the Program Administrators to sign on behalf of the Company; and (e) be delivered to the Optionee.

Section 3.  Duration of Options.  Each option and all rights thereunder granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Program Administrators (the “Expiration Date”), but in no event shall any option granted under the Compensatory Plan expire later than 10 years from the date on which such option is granted.  In addition, each option shall be subject to early termination as provided herein.

Section 4.  Purchase Price.  The purchase price (the “Purchase Price”) for shares acquired pursuant to the exercise, in whole or in part, of any option shall be equal to the fair market value of the shares at the time of the grant of the option, subject to adjustment as provided in Section 6 of the General Provisions.  Fair market value shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse; and provided further, that if at the time the determination of fair market value is made, those shares are subject to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall be the closing sales price reported for the Common Stock on that exchange on the day on which the option is granted, or if no sale has taken place on such day, the mean of the closing bid prices quoted by the then primary market makers of the Company’s Common Stock.  For purposes of this Section 4, the term “national securities exchange” shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.  Notwithstanding the foregoing, if in the judgment of the Program Administrators, there are unusual circumstances or occurrences under which the otherwise determined fair market value of the Common Stock does not represent the actual fair value thereof or if shares of Common Stock are so thinly traded so as the fair market value thus determined is not representative of fair market value, then the fair market value of such Common Stock shall be determined by the Program Administrators on the basis of such prices, market quotations, and other pricing mechanisms that they deem appropriate and fairly reflective of the then fair market value of such Common Stock or, at the discretion of the Program Administrators, by an independent appraiser or appraisers selected by the Program Administrators in either case giving due consideration to recent transactions involving shares of Common Stock, if any.  Notwithstanding anything in this Section 4 to the contrary, if the Common Stock is not readily tradable on an established securities market, then fair market value shall be determined in good faith by the Program Administrators by the reasonable application of a reasonable valuation method consistent with Code Section 409A and the regulations promulgated thereunder.

Section 5.  Exercise of Options.  Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators (or the Board of Directors with respect to the Program Administrators).  No options may be exercised for a fraction of a share of Common Stock.  The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier’s check payable to the order of the Company or by delivery of shares of Common Stock, if permitted by the Program Administrators (or the Board of Directors with respect to the Program Administrators), or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option.  If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators (or the Board of Directors with respect to the Program Administrators) in accordance with Section 4 of this Compensatory Plan.

Section 6.  Written Notice Required.  Any option granted pursuant to the terms of this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

Section 7.  Additional Exercise Provisions.

(a)  An Optionee granted and holding more than one option granted pursuant to the terms of the Compensatory Plan at any relevant time may, in accordance with the provisions of the Compensatory Plan, elect to exercise such options in any order as such Optionee wishes.

(b)  At the request of an Optionee and to the extent permitted by applicable law, the Company may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the Optionee, shall pay to the Company the exercise price of the options being exercised, and the Company, pursuant to an irrevocable notice from such Optionee, shall promptly deliver the shares being purchased to such brokerage firm.

(c)  At the request of an Optionee and to the extent permitted by applicable law, the Company may, in its sole discretion, selectively approve a “net exercise” arrangement whereby the Company will reduce the number of shares of Common Stock issued upon exercise of a compensatory stock option by the largest whole number of shares of Common Stock with a fair market value that does not exceed the exercise price of the option; provided, however, that the Optionee provide cash to the Company to the extent of any remaining balance of the exercise price.  Shares of Common Stock will no longer be subject to such option and such option will no longer be exercisable thereafter to the extent of the number of shares used to pay the exercise price pursuant to the net exercise, the number of shares delivered to the Optionee as a result of such net exercise and the number of shares, if any withheld to satisfy any tax withholding obligations.

Section 8.  Compliance With Securities Laws.  Shares shall not be issued with respect to any option granted under the Compensatory Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 8.

Section 9.  Option Rights Upon Termination of Employment or Service for Cause.  If an Optionee’s employment or service with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), is terminated by the Company for Cause, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or fifteen (15) days from such termination of employment or service.

For purposes of this Section 9, “Cause” shall mean any of the following events:

(a)  the Optionee is convicted of or enters a plea of guilty or nolo contendere to a felony, a crime of falsehood, or a crime involving fraud or moral turpitude, or the actual incarceration of the Optionee for a period of forty-five (45) consecutive days;

(b)  the Optionee willfully fails to follow the lawful instructions of the Chief Executive Officer of the Company or the Board of Directors, as applicable, after his receipt of written notice of such instructions, other than a failure resulting from the Optionee’s incapacity because of physical or mental illness;

(c)  the Optionee repeatedly fails in any material respect to perform the reasonable duties required after his receipt of written notice of such failure from the Chief Executive Officer of the Company or the Board of Directors, as applicable;

(d)  the Optionee willfully violates any code of conduct of the Company, as the same may be in effect from time to time, or any material bank regulatory statute or regulation, or any cease and desist order applicable to the Company;

(e)  the Federal Deposit Insurance Corporation, the Pennsylvania Department of Banking, or any government regulatory agency having jurisdiction over the Company recommends or orders that the Optionee’s employment or service be terminated or that he be relieved of his duties;

(f)  the Optionee engages in any activity that results in a breach of fiduciary duty involving receipt of personal profit by him at the expense of the Company; or

(g)  the Optionee commits a significant act of personal dishonesty or willful misconduct, or performs his duties in an incompetent manner.

Section 10.  Option Rights Upon Termination of Employment or Service for Retirement.  If an Optionee’s employment or service with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), terminates on or after the date that the Optionee reaches the age of 62 (“Retirement”) for any reason other than by the Company for Cause, such Optionee’s options shall lapse at the expiration of the term of such option.

Section 11.  Option Rights Upon Termination of Employment or Service due to a Reduction in Force. If an Optionee’s employment  or service with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), is terminated by the Company due to a reduction in force (as determined by the Program Administrators in their sole discretion), such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or twelve (12) months from such termination of employment or service.

Section 12.  Option Rights Upon Termination of Employment or Service due to Disability.  If an Optionee’s employment or service with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), terminates due to becoming permanently and totally disabled within the meaning of Code Section 22(e)(3), such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or twelve (12) months from such termination of employment or service.

Section 13.  Option Rights Upon Termination of Employment or Service due to Death.  If an Optionee’s employment or service with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), terminates due to death, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or twelve

(12) months from such termination of employment or service due to death.  During this period of exercise, an option may be exercised, to the extent that such option remains unexercised on the date of death, only by the person or persons to whom the Optionee’s rights under the option shall pass by will or by the laws of descent and distribution.

Section 14.  Option Rights Upon Termination of Employment or Service at Election of Optionee.  If an Optionee’s employment or service with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), is terminated at the election of the Optionee other than for Retirement, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or thirty (30) days from such termination of employment or service.

Section 15.  Option Rights Upon Other Termination of Employment or Service. If an Optionee’s employment or service with the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), is terminated for any other reason other than as set forth in Sections 9 through 14 of this Compensatory Plan, such Optionee’s options shall lapse at the earlier of the expiration of the term of such option or twelve (12) months from such termination of employment or service.

Section 16.  Transferability.  Except as provided below, options granted pursuant to the terms of this Compensatory Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.  If the Program Administrators so determine at the time the option is granted, however, the option may be transferable to members of the Optionee’s “immediate family” (as hereinafter defined), to a partnership whose members are only the Optionee and/or members of the Optionee’s immediate family, or to a trust for the benefit of only the Optionee and/or members of the Optionee’s immediate family.  For purposes of this Section 16, an Optionee’s “immediate family” includes only his or her spouse, parents or other ancestors, and children and other direct descendants of the Optionee or of his or her spouse (including such ancestors and descendants by adoption).

Section 17.  Adjustments to Number and Purchase Price of Optioned Shares.  All options granted pursuant to the terms of this Compensatory Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions.

PART III

FIRST PRIORITY FINANCIAL CORP.
RESTRICTED SHARE PLAN

Section 1.  Purpose.  The purpose of the First Priority Financial Corp. Restricted Share Plan (“Restricted Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary, and to provide employees and non-employee directors with an additional incentive to contribute to the success of the Company.  An employee or non-employee director who has been awarded restricted shares under this Restricted Plan is referred to herein as a “Grantee.”  This Restricted Plan is Part III of the Program.

Section 2.  Terms and Conditions.  The terms and conditions of each award of restricted shares shall be embodied by an agreement in a form approved by the Program Administrators, which shall contain terms and conditions not inconsistent with the Restricted Plan and the Program and which shall incorporate the Restricted Plan and the Program by reference.  Each agreement shall (a) state the date of award of such restricted shares; (b) state the number of shares of Common Stock subject to the award; (c) state that the Restrictions (as defined in Section 4 of this Restricted Plan) shall apply until the earlier of the date that (i) the Grantee has remained in the continuous employ or service of the Company for a period of three (3) years from the date of such award and has satisfied any other requirements that may be imposed by the Program Administrators, in their sole discretion, including one or more performance criteria or goals, or (ii) a Change in Control occurs; (d) be signed by the Grantee and a person designated by the Program Administrators to sign on behalf of the Company; and (e) be delivered to the Grantee.

Section 3.  Certificates.  A certificate or certificates representing the number of restricted shares granted shall be registered in the name of the Grantee.  Until the expiration of the Restrictions, the certificate or certificates shall be held by the Company for the account of the Grantee, and the Grantee shall have beneficial ownership of the restricted shares, including the right to receive dividends on, and the right to vote, the restricted shares.

Section 4.  Restrictions.  Subject to the terms of this Restricted Plan and the individual agreement reflecting a grant of restricted shares, restricted shares shall be subject to the following restrictions and any additional restrictions (the “Restrictions”) that the Program Administrators, in their sole discretion, may from time to time deem desirable in furtherance of the objectives of the Restricted Plan:

(a)  the Grantee shall not be entitled to receive the certificate or certificates representing the restricted shares;

(b)  the restricted shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of; and

(c)  the restricted shares may be forfeited immediately as provided in Section 6 of this Restricted Plan.

5.  Distribution of Restricted Shares.  Upon the expiration of the Restrictions, the certificate or certificates representing the shares of Common Stock that were granted to such Grantee in the form of restricted shares shall be delivered to the Grantee.

6.  Termination of Employment or Service.  Subject to Section 7 below, if the employment or service of a Grantee with the Company is terminated for any reason before the expiration of the Restrictions, the restricted shares shall be forfeited immediately and all rights of the Grantee to such shares shall terminate immediately without further obligation on the part of the Company.

7.  Waiver and Lapse of Restrictions.

(a)  The Program Administrators may, in their sole discretion, waive any or all Restrictions with respect to restricted shares.

(b)  Upon a Change in Control, all Restrictions with respect to restricted shares shall lapse.

8.  Adjustments to Number of Restricted Shares.  All restricted shares granted pursuant to the terms of this Restricted Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions.

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